SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 25, 2012

                         TECHNE CORPORATION
          (Exact Name of Registrant as Specified in Charter)

                              Minnesota
            (State or Other Jurisdiction of Incorporation)

                0-17272                       41-1427402
       (Commission File Number)            (I.R.S. Employer
                                         Identification No.)

                        614 McKinley Place NE
                        Minneapolis, MN 55413
       (Address of Principal Executive Offices)  (Zip Code)

   Registrant's telephone number, including area code:  (612) 379-8854

                           Not Applicable
      (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Amendment to Articles of Incorporation

An amendment to the Company's Articles of Incorporation is disclosed in
Item 5.07 and incorporated into this Item 5.03 by reference.

Amendment to Bylaws

At a meeting of the Board of Directors of Techne Corporation (the "Company") held on October 25, 2012, certain amendments to the Company's Amended and Restated Bylaws (the "Bylaws") were approved. The amendments provide for an advance notice provision in Section 2.7 of the Bylaws (the "Advance Notice Provision") and other administrative changes to provisions such as the description of officer positions and the conduct of meetings. The Board adopted the Advance Notice Provision to provide the Company with sufficient notice of shareholder proposals or director nominations to ensure proper Company and regulatory review and the provision of all necessary information to shareholders.

The foregoing summary is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated into this Item 5.03 by reference.


Item 5.07  Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders (the "Annual Meeting") on October 25, 2012 at the Company's headquarters in Minneapolis, Minnesota. At the meeting, 34,882,256 shares were represented in person or by proxy, which constituted a quorum. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 - The shareholders voted to set the number of directors at nine:

        For        Against     Abstain     Broker Non-Vote
    ----------     -------     -------     ---------------
    34,736,482     40,496      105,278           0


Proposal No. 2 - The shareholders elected each of the nominees to the Board of Directors:

                                    For      Withheld       Broker Non-Vote
                                ----------   ----------     ---------------
Thomas E. Oland                 31,970,311      460,874          2,451,071
Roger C. Lucas, Ph.D.           31,945,888      485,297          2,451,071
Howard V. O'Connell             31,963,938      467,247          2,451,071
Randolph C. Steer, M.D., Ph.D.  31,898,797      532,388          2,451,071
Robert V. Baumgartner           32,048,507      382,678          2,451,071
Charles A. Dinarello, M.D.      31,969,841      461,344          2,451,071
Karen A. Holbrook, Ph.D.        32,070,785      360,400          2,451,071
John L. Higgins                 11,845,892   20,585,293          2,451,071
Roeland Nusse, Ph.D.             9,943,970   22,487,215          2,451,071

Each nominee was elected by a plurality of the votes cast, the voting standard applicable to this election of directors. With the approval of Proposal No. 4 and the subsequent filing of the Amended and Restated Articles of Incorporation on October 26, 2012, future uncontested elections of directors will be determined using the majority voting standard defined in the Amended and Restated Articles of Incorporation.


Proposal No. 3 - The shareholders adopted a non-binding resolution approving the compensation of the Company's named executive officers, as described in the Company's Proxy Statement for the Annual Meeting:

        For        Against     Abstain     Broker Non-Vote
    ----------     -------     -------     ---------------
    32,237,168     159,001      35,016         2,451,071


Proposal No. 4 - The shareholders approved an amendment to the Company's Articles of Incorporation to provide for majority voting in uncontested director elections:

        For        Against     Abstain     Broker Non-Vote
    ----------     -------     -------     ---------------
    32,383,745      23,393      24,047         2,451,071

With the shareholder approval of this proposal and the filing of the related Amended and Restated Articles of Incorporation on October 26, 2012, this newly approved majority voting standard will be in effect for future uncontested elections of directors.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company's Amended and Restated Articles of Incorporation, a copy of which is filed herewith as Exhibit 3.2 and incorporated into this Item 5.07 by reference.


Proposal No. 5 - The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.

        For        Against     Abstain     Broker Non-Vote
    ----------     -------     -------     ---------------
    34,634,900     238,286       9,070             0



Item 8.01 Other Events

Announcement of Cash Dividend and Increase in Share Repurchase Program

On October 25, 2012, the Company issued a press release announcing the payment of a cash dividend and an increase in the Company's share repurchase program. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference as if fully set forth herein.


Adoption of Director Resignation Policy

In light of the amendment to the Company's Articles of Incorporation to implement a majority voting standard in uncontested director elections, the Company's Board of Directors (the "Board") has adopted a director resignation policy (the "Policy"). The Policy was adopted effective October 26, 2012 and will be applicable to future director elections conducted under the majority voting standard. The Policy provides that an incumbent director who does not receive a majority of the votes cast "for" his or her election must offer to tender his or her resignation to the Company's Nominations and Governance Committee. The Policy further provides that the Board, taking into account the recommendation of the Nominations and Governance Committee, will act on the tendered resignation and publicly disclose its decision within 90 days of receiving certification of the election results. If the Board does not accept such director's resignation, the director will continue to serve until the next annual meeting and until his or her successor is duly elected.


Item 9.01  Financial Statements and Exhibits.

  (a)  Financial statements:  None

  (b)  Pro forma financial information:  None

  (c)  Shell Company Transactions:  None

  (d)  Exhibits:

       3.1   Amended and Restated Bylaws, effective October 25, 2012

       3.2 Amended and Restated Articles of Incorporation, as filed October 26, 2012

       99.1  Press Release, dated October 25, 2012



                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 26, 2012

					TECHNE CORPORATION


                                  	/s/ Thomas E. Oland
                                        -------------------
                                  	Thomas E. Oland
					President and Chief Executive Officer







               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        TECHNE CORPORATION
                     EXHIBIT INDEX TO FORM 8-K


Date of Report:			              Commission File No.:
October 25, 2012		                     0-17272

Exhibit No.    ITEM
----------     ----------
    3.1        Amended and Restated Bylaws, effective October 25, 2012

    3.2        Amended and Restated Articles of Incorporation, as filed
               October 26, 2012

    99.1       Press Release, dated October 25, 2012